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                         Exhibit II to Amendment No. 2



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13G
                                 (RULE 13d-102)

            INFORMATION STATEMENT PURSUANT TO RULES 13d-1 AND 13d-2
                   UNDER THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.       )*
                                             -------



                                 MEMTEC LIMITED
-------------------------------------------------------------------------------
                                (Name of Issuer)

   Interest or Certificate American Depository Shares, each representing 10 ordinary shares
-------------------------------------------------------------------------------
                        (Title of Class of Securities)

                                   586265308
                                ----------------
                                 (CUSIP Number)



Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                              Page 14 of 21 pages

CUSIP No.    586265308                13G            Page   2   of   8   Pages
          -------------------                             -----    -----

-------------------------------------------------------------------------------------------------------------------------------
    1     NAME OF REPORTING PERSON
          S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                   B.A.T Industries p.l.c.

-------------------------------------------------------------------------------------------------------------------------------
    2     CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                         (a) [ ]


                                                                                                                    (b) [ ]

-------------------------------------------------------------------------------------------------------------------------------
    3     SEC USE ONLY




-------------------------------------------------------------------------------------------------------------------------------
    4     CITIZENSHIP OR PLACE OF ORGANIZATION


                   England

-------------------------------------------------------------------------------------------------------------------------------
                           5     SOLE VOTING POWER

       NUMBER OF                      -0-
         SHARES
      BENEFICIALLY     --------------------------------------------------------------------------------------------------------
        OWNED BY           6     SHARED VOTING POWER
          EACH
       REPORTING                    776,900
         PERSON
          WITH         --------------------------------------------------------------------------------------------------------
                           7     SOLE DISPOSITIVE POWER

                                     -0-

                       --------------------------------------------------------------------------------------------------------
                           8     SHARED DISPOSITIVE POWER

                                    776,900

-------------------------------------------------------------------------------------------------------------------------------
    9     AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                   776,900


-------------------------------------------------------------------------------------------------------------------------------
   10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                          [ ]


                   N.A.

-------------------------------------------------------------------------------------------------------------------------------
   11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                   9.90%

-------------------------------------------------------------------------------------------------------------------------------
   12     TYPE OF REPORTING PERSON*

                   HC

-------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

                              Page 15 of 21 pages

CUSIP No.    586265308               13G             Page   3   of   8   Pages
          ----------------                                -----    -----

-------------------------------------------------------------------------------------------------------------------------------
   1     NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                  Farmers Group, Inc.

-------------------------------------------------------------------------------------------------------------------------------
   2     CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                          (a) [ ]

                                                                                                                    (b) [ ]

-------------------------------------------------------------------------------------------------------------------------------
   3     SEC USE ONLY



-------------------------------------------------------------------------------------------------------------------------------
   4     CITIZENSHIP OR PLACE OF ORGANIZATION


                  Nevada

-------------------------------------------------------------------------------------------------------------------------------
                          5     SOLE VOTING POWER

                                     -0-
      NUMBER OF
       SHARES         ---------------------------------------------------------------------------------------------------------
    BENEFICIALLY          6     SHARED VOTING POWER
      OWNED BY
        EACH                          776,900
      REPORTING
       PERSON         ---------------------------------------------------------------------------------------------------------
        WITH              7     SOLE DISPOSITIVE POWER

                                     -0-

                      ---------------------------------------------------------------------------------------------------------
                          8     SHARED DISPOSITIVE POWER

                                      776,900

-------------------------------------------------------------------------------------------------------------------------------
   9     AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                  776,900

-------------------------------------------------------------------------------------------------------------------------------
  10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                           [ ]


                  N.A.

-------------------------------------------------------------------------------------------------------------------------------
  11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                  9.90%

-------------------------------------------------------------------------------------------------------------------------------
  12     TYPE OF REPORTING PERSON*

                  IC

-------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

                              Page 16 of 21 pages

Item 1(a).          Name of Issuer:
----------
                    MEMTEC LIMITED


Item 1(b).          Address of Issuer's Principal Executive Office:
----------
                    9690 Deereco Road
                    Suite 700
                    Timonium, MD  21093


Item 2(a).          Name of Person Filing:
----------
                    B.A.T Industries p.l.c., an English corporation ("B.A.T"), and Farmers Group, Inc. ("Farmers"), a Nevada corporation;
                    Farmers is the beneficial owner of the Issuer's securities identified in Item 2(d) below through various subsidiaries of Farmers, by insurance exchanges for which Farmers acts
                    as attorney-in-fact or by benefit plans for employees of
                    Farmers and its subsidiaries for which Farmers has
                    investment discretion. No such entity beneficially owns in excess of 5% of the class of shares in respect of which
                    this report is being made; and B.A.T may be deemed to be
                    the indirect beneficial owner of such securities by
                    indirectly owning 100% of the issued and outstanding shares of Farmers through B.A.T's wholly-owned subsidiary, South
                    Western Nominees Limited. The filing of this statement by
                    B.A.T shall not be construed as an admission that B.A.T is, for the purposes of Section 13(d) or 13(g) of the Act or
                    under the laws or regulations of the United Kingdom, the
                    beneficial owner of any securities covered by this
                    statement.


Item 2(b)           Address of Principal Business Office or, if none, Residence:
---------
                    B.A.T Industries p.l.c.
                    Windsor House
                    50 Victoria Street
                    London SW1H ONL
                    England

                    Farmers Group, Inc.
                    4680 Wilshire Boulevard
                    Los Angeles, California  90010
                    USA



                              Page 17 of 21 pages

Item 2(c).    Citizenship:
----------
              B.A.T Industries p.l.c. - England
              Farmers Group, Inc. - Nevada


Item 2(d).    Title of Class of Securities:
----------
              Interest or Certif., American Depositary Shares, each
              representing 10 ordinary shares


Item 2(e).    CUSIP Number: 586265308
----------

Item 3.       This statement is filed pursuant to Rule 13d-1(b) by B.A.T,
------- a Parent Holding Company, in accordance with ss.240.13d-1(b)(ii)(G), and by Farmers Group, Inc., an Insurance
              Company incorporated under the laws of Nevada.


Item 4.       Ownership:
-------
              (a)   Amount Beneficially Owned:

                            776,900

                    The shares being reported were acquired by various subsidiaries of Farmers Group Inc. by insurance exchanges for which Farmers Group Inc. acts as attorney-in-fact or by benefit plans for employees of Farmers Group Inc. and its subsidiaries for which Farmers Group Inc. has investment discretion. No such entity beneficially owns in excess of 5% of the class of shares in respect of which this report is being made.

              (b)   Percent of Class:

                            9.90%

              (c)   Number of shares as to which person has:

                    (i)     sole voting power:             - 0 -
                    (ii)    shared voting power:           776,900
                    (iii)   sole disposition power:        - 0 -
                    (iv)    shared disposition power:      776,900


                              Page 18 of 21 pages

Item 5.             Ownership of Five Percent or Less of a Class:
-------
                    Not Applicable.


Item 6.             Ownership of More than Five Percent on Behalf of Another
-------             Person:

                    Not Applicable.


Item 7.             Identification and Classification of the Subsidiary Which
-------             Acquired the Security Being Reported on by the Parent
                    Holding Company:

                    Not Applicable.


Item 8.             Identification and Classification of Members of the Group:
-------
                    Not Applicable.


Item 9.             Notice of Dissolution of the Group:
-------
                    Not Applicable.


Item 10.            Certification:
-------
                    By signing below I certify that, to the best of my
                    knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not
                    acquired for the purpose of and do not have the effect of
                    changing or influencing the control of the issuer of such
                    securities and were not acquired in connection with or as a participant in any transaction having such purposes or
                    effect.


                              Page 19 of 21 pages

                                   SIGNATURES


                   After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                  B.A.T INDUSTRIES p.l.c.


Dated February 9, 1995            By:  /s/ Anthony Robert Holliman
                                     -----------------------------
                                     Name:   Anthony Robert Holliman
                                     Title: Assistant Corporate Secretary



                              Page 20 of 21 pages

                                   SIGNATURES


                   After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                     FARMERS GROUP, Inc.


Dated February 9, 1995               By:  /s/ Maryann Seltzer
                                        ---------------------
                                        Name:  Maryann Seltzer
                                        Title:  Corporate Secretary





                              Page 21 of 21 pages